                                                EDISON INTERNATIONAL
                                              Equity Compensation Plan
                                                  2000 Equity Plan
                                              Terms and Conditions for
                                       2001 Long-Term Incentive Special Grants

The Compensation and Executive  Personnel Committee of the Board of Directors of Edison  International  (Committee)
approved a special  grant of  nonqualified  stock  options to purchase  EIX common  stock (EIX  Options)  under the
Equity  Compensation  Plan and the 2000 Equity Plan (Plans) to eligible persons  (Holders) at Edison  International
(EIX) or its participating  affiliates (the Companies,  or individually,  the Company). The EIX Options included in the special grant are subject to the terms and  conditions set forth below.  These terms and conditions  (Terms and
Conditions) shall not apply to any other EIX Options granted under the Plans.

1.  PRICE
The  exercise  price of an EIX  Option  stated in the award  certificate  is the  average of the high and low sales prices of EIX Common  Stock as reported in the  Western  Edition of The Wall Street  Journal for the New York Stock
Exchange Composite Transactions for the date of the award.

2. VESTING AND EXERCISABILITY
(a) Subject to the provisions of Section 3, (i) EIX Options may only be exercised or paid to the extent vested, and (ii), until May 18, 2005, vested EIX Options may not be exercised unless and until the average closing price for EIX Common Stock as reported in the Western Edition of The Wall Street Journal for the New York Stock
Exchange Composite Transactions for at least 20 consecutive trading days has equaled or exceeded $25.  The EIX
Options will vest in annual increments through May 18, 2005 (Vesting Period) according the following schedule as long as the Holder remains employed by one of the Companies:

                              Vesting Date                       Vested Percentage
                              ------------                       -----------------
                              May 18, 2002                              25%
                              May 18, 2003                              50%
                              May 18, 2004                              75%
                              May 18, 2005                             100%

(b) The vested  portions of the EIX Options will  accumulate  to the extent not  exercised or  exercisable,  and be exercisable  by the  Holder  subject to the stock  price  appreciation  requirement  of  Section  2(a)(ii)  and the provisions  of Section 3, in whole or in part,  in any  subsequent  period but shall not be  exercisable  after the
10th anniversary of the date of grant.

(c) If, during the Vesting  Period,  the Holder (i)  terminates  employment on or after (A) attaining age 65 or (B)
attaining age  55 with five "years of service," as defined in the Southern  California  Edison  Company  Retirement
Plan, or (C) such earlier date that qualifies the Holder for retirement  under any Company  retirement  plan,  (ii)
terminates  employment  while on leave with a permanent and total  disability,  or (iii) dies while employed by the
Company,  then the vesting and exercise  provisions  of this Section 2(c) will apply.  The EIX Options will vest to the extent  necessary to cause the aggregate  number of shares subject to vested EIX Options  (including any shares acquired  pursuant to previously  exercised EIX Options) to equal the product of the number of shares granted times the number of full  months of service  the Holder has  completed  during the  Vesting  Period  divided by the total number of full months in the Vesting Period..

(d) Upon  termination  of  employment  during the EIX  Option  term for any reason  other than those  specified  in
Section  2(c),  only those EIX Options  that have vested as of the prior  vesting date may be  exercised,  and they will be forfeited  unless they are exercised  within 180 days  following the date of  termination  or by the end of the applicable EIX Option term, if that date is earlier.

(e)  Notwithstanding  the foregoing,  in the event of a "Change in Control of EIX" as defined in Appendix A hereto, if EIX Common  Stock does not remain  outstanding  after the Change in Control of EIX,  and the EIX Options are not
replaced  by the new  owners,  the  EIX  Options  will  vest  and be paid in  cash.  If EIX  Common  Stock  remains outstanding  and the Holder is severed  during a protected  period as defined by an  applicable  severance  plan or agreement,  then the EIX  Options  will  vest and be  subject  to the  terms of the  applicable  severance  plan or agreement.

3. EIX OPTION EXERCISE
(a)  Subject to the stock  price  appreciation  requirement  of Section  2(a)(ii),  the Holder may  exercise an EIX
Option by  providing  written  notice to EIX on the form  prescribed  by EIX for this purpose  accompanied  by full payment of the applicable  exercise price.  Payment must be in cash, or its equivalent,  including EIX Common Stock valued on the  exercise  date at a per share  price  equal to the  average of the high and low sales  prices of EIX
Common  Stock as  reported  in the  Western  Edition of The Wall  Street  Journal  for the New York Stock  Exchange
Composite  Transactions  acceptable  to EIX. A  broker-assisted  "cashless"  exercise may be  accommodated  for EIX
Options at the  discretion  of EIX.  Until  payment is  accepted,  the Holder  will have no rights in the  optioned stock.  EIX  Options may be  exercised  at any time after they have vested  through the first  business  day of the
10th calendar year following the date of the award except as otherwise  provided in Sections  2(a)(ii),  2(d), 2(e)
and 7.

(b) Notwithstanding the foregoing, the Holder of any EIX Option granted under the 2000 Equity Plan who is a
"covered employee," as defined in Section 162(m)(3) of the Internal Revenue Code of 1986, as amended, may not exercise his or her EIX Option prior to his or her termination of employment with the Company unless (i) he or she exercises the EIX Option pursuant to the terms of the Option Gain Deferral Plan (OGDP) and Section 4 below, and (ii) he or she elects a payment date under the OGDP that is certain to occur following his or her termination of employment.

(c) The Holder agrees that any  securities  acquired by him or her hereunder are being  acquired for his or her own account for investment and not with a view to or for sale in connection with any  distribution  thereof and that he or she  understands  that such  securities  may not be sold,  transferred,  pledged,  hypothecated,  alienated,  or otherwise  assigned or disposed of without either  registration under the Securities Act of 1933 or compliance with the exemption provided by Rule 144 or another applicable exemption under such act.

(d) The Holder  will have no right or claim to any  specific  funds,  property  or assets of EIX as a result of the award.

4. DELAYED PAYMENT OR DELIVERY OF EIX OPTION GAINS
Holders  who are  eligible  to  defer  salary  under  the EIX  Executive  Deferred  Compensation  Plan  (EDCP)  may
irrevocably  elect to  alternatively  exercise  all or part of any vested EIX Option  pursuant  to the terms of the
Option Gain Deferral  Program (OGDP).  To make such an election,  the Holder must submit a signed  agreement in the form  approved by the  Administrator  at least six months prior to the  expiration  date of the EIX Option.  An EIX
Option may not be  exercised  for six months  thereafter  except under the limited  circumstances  specified in the
OGDP.  Any subsequent exercises or payments will be subject to the terms, conditions and restrictions of the OGDP.

5. TRANSFER AND BENEFICIARY
(a) The EIX Option will not be  transferable  by the  Holder.  During the  lifetime  of the Holder,  the EIX Option will be  exercisable  only by him or her.  The  Holder  may  designate  a  beneficiary  who,  upon the death of the
Holder,  will be entitled to exercise the then vested  portion of the EIX Option during the remaining  term subject to the provisions of the Plan and these terms and conditions.

(b) Notwithstanding the foregoing,  EIX Options of the members of the EIX Management  Committee are transferable to a spouse,  children or grandchildren,  or trusts or other vehicles  established  exclusively for their benefit. Any transfer  request  must  specifically  be  authorized  by EIX in writing  and shall be  subject to any  conditions, restrictions or requirements as the administrator may determine.

6.  TERMINATION OF LONG TERM INCENTIVES
(a) In the event of  termination  of the  employment  of the Holder for any reason  other than those  specified  in
Section 2(c) or 2(e), EIX Options will  terminate 180 days from the date on which such employment terminated. In addition, the EIX Option may be terminated if EIX elects to substitute cash awards as provided under
Section 12.

(b) If a Holder's employment terminates for a reason identified in Section 2(c), (i) the Holder's unvested EIX
Options (after application of the vesting provisions of Section 2(c)) will terminate on the date of such termination, and (ii) the Holder's vested EIX Options will terminate at the close of business on the 10th anniversary of the award.

(c) Notwithstanding the foregoing provisions of this Section 6, no EIX Option may remain outstanding after the
10th anniversary of the award, each EIX Option is subject to the terms and conditions of Appendix A hereto, and each EIX Option may be terminated if EIX elects to substitute a cash award as provided under Section 11.

7. ENGAGING IN COMPETITION WITH EIX OR ITS AFFILIATES
In the event that a Holder who is at the level of Senior Vice President or above "competes" (as defined below)
with any of the Companies prior to, or during the six-month period following, any exercise of an EIX Option, the
Committee, in its sole discretion, may rescind such exercise within two years thereafter.  In the event of any such rescission, the Holder shall pay to EIX or the Company by which he is or was last employed the amount of any gain realized as a result of the rescinded exercise in such manner and on such terms and conditions as the
Committee may require, and EIX or such Company shall be entitled to set-off the amount of any such gain against any amount owed to the Holder by EIX or such Company.  For purposes of this Section 7, "compete" shall mean the
Holder's rendering of services for any organization or engaging directly or indirectly in any business that competes with the business of the Company by which he is or was last employed without the prior written consent of the General Counsel of EIX.

8. TAXES
EIX will have the right to retain and withhold  the amount of taxes  required by any  government  to be withheld or otherwise  deducted  and  remitted  with  respect to the  exercise of any EIX Option.  In its  discretion,  EIX may require  the Holder to  reimburse  EIX for any such taxes  required  to be  withheld  by EIX and may  withhold  any distribution  in  whole or in part  until  EIX is so  reimbursed.  In lieu  thereof,  EIX  will  have the  right to withhold  from any other cash  amounts  due from EIX to the Holder an amount  equal to such  taxes  required  to be withheld by EIX, or to retain and  withhold a number of shares of EIX Common  Stock  having a market value equal to such taxes and cancel (in whole or in part) the shares,  or to  repurchase  such shares from the Holder  within six months after the shares of Common Stock were acquired by the Holder.  Shares  withheld or  repurchased to reimburse
EIX for federal  and state  income and  payroll  taxes  shall be limited to the number of shares  which have a Fair
Market Value on the date of withholding or repurchase equal to the aggregate  amount of such tax liabilities  based on the minimum statutory withholding rates that are applicable to such supplemental taxable income.

9. CONTINUED EMPLOYMENT
Nothing in the award  certificate  or these Terms and  Conditions  will be deemed to confer on the Holder any right to continue in the employ of EIX or an EIX  affiliate  or  interfere  in any way with the right of the  employer to terminate his or her employment at any time.

10. NOTICE OF DISPOSITION OF SHARES AND SECTION 16
(a)  Holder  agrees  that if he or she  should  dispose  of any shares of stock  acquired  on the  exercise  of EIX
Options,  including a  disposition  by sale,  exchange,  gift or transfer of legal title within six months from the date such shares are transferred to the Holder, the Holder will notify EIX promptly of such disposition.

(b) If an EIX  Option is  granted to a person who later  becomes  subject  to the  provisions  of Section 16 of the
Securities  Exchange Act of 1934,  as amended  (Section  16),  the EIX Option will  immediately  and  automatically become subject to the requirements of Rule 16b-3(d)(3)  (Rule) and may not be exercised,  paid or transferred until the Rule has been satisfied.  In its sole discretion,  the  Administrator  may take any action to assure compliance with the requirements of the Rule,  including  withholding delivery to Holder (or any other person) of any security or of any other  payment in any form until the  requirements  of the Rule have been  satisfied.  The  Secretary  of
Edison  International may waive compliance with the requirements of the  Rule  if he or she  determines  the transaction to be exempt from the provisions of paragraph
(b) of Section 16.

11. AMENDMENT
The EIX Option  award is subject to the terms of the Plans as amended  from time to time.  EIX  reserves  the right to substitute  cash awards  substantially  equivalent in value to the EIX Option.  The EIX Option may not otherwise be  restricted or limited by any Plan  amendment or  termination  approved  after the date of the award without the
Holder's consent.

12. FORCE AND EFFECT
The  various   provisions   herein  are  severable  in  their  entirety.   Any   determination   of  invalidity  or
unenforceability  of any one  provision  will have no effect on the  continuing  force and effect of the  remaining provisions.

13. GOVERNING LAW
The terms and conditions of the EIX Option will be construed under the laws of the State of California.

14. NOTICE
Unless  waived by EIX,  any notice  required  under or relating to the EIX Option must be in writing,  with postage prepaid, addressed to: Edison International, Attn: Corporate Secretary, P.O. Box 800, Rosemead, CA 91770.

EDISON INTERNATIONAL

        [Beverly P. Ryder]
-----------------------------------
         Beverly P. Ryder

                                                    APPENDIX A

                                                 CHANGE IN CONTROL

"Change in Control of EIX" shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied:

     (a)      Any Person (other than a trustee or other fiduciary holding securities under an employee benefit plan of EIX) becomes the Beneficial Owner, directly or indirectly, of securities of EIX representing thirty percent (30%) or more of the combined voting power of the EIX's then outstanding securities.  For purposes of this clause, "Person" shall not include one or more underwriters acquiring newly-issued voting securities (or securities convertible into voting securities) directly from EIX with a view towards distribution.

     (b)      On any day after the date of grant (the "Measurement Date") Continuing Directors cease for any reason to constitute a majority of the Board.  A director is a "Continuing Director" if he or she either:

              (i)      was a member of the Board on the applicable Initial Date (an "Initial Director"); or

              (ii)     was elected to the Board, or was nominated for election by EIX's shareholders, by a vote of at least two-thirds (2/3) of the Initial Directors then in office.

              A member of the Board who was not a Director on the applicable Initial Date shall be deemed to be an Initial Director for purposes of clause (B) above if his or her election, or nomination for election by EIX's shareholders, was approved by a vote of at least two-thirds (2/3) of the
              Initial Directors (including directors elected after the applicable Initial Date who are deemed to be Initial Directors by application of this provision) then in office.

              "Initial Date" means the later of (A) the date of grant or (B) the date that is two (2) years before the Measurement Date.

     (c)      EIX is liquidated; all or substantially all of EIX's assets are sold in one or a series of related transactions; or EIX is merged, consolidated, or reorganized with or involving any other corporation, other than a merger, consolidation, or reorganization that results in the voting securities of EIX outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity)
              more than fifty percent (50%) of the combined voting power of the voting securities of EIX (or such surviving entity) outstanding immediately after such merger, consolidation, or reorganization.  Notwithstanding the foregoing, a bankruptcy of EIX or a sale or spin-off of an
              Edison International Affiliate (short of a dissolution of EIX or a liquidation of substantially all of EIX's assets, determined on an aggregate basis) will not constitute a Change in Control of EIX.

     (d)      The consummation of such other transaction that the Board may, in its discretion in the circumstances, declare to be a Change in Control of EIX for purposes of this Plan.